OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
(each a "Fund")

Supplement to the Funds' Prospectuses
dated July 29, 2005

The following is added to the section of the Funds' prospectuses entitled "Who manages the Funds? - Investment manager":

A discussion regarding the basis for the Board of Trustees' approvals of the investment advisory and sub-advisory agreements is available in the Funds' semi-annual report to shareholders for the period ended September 30, 2005.

Optimum Fixed Income Fund

Deutsche Investment Management Americas Inc. ("DIMA Inc.") (doing business as Scudder Investments) has ceased acting as a sub-adviser to the Fund and has been replaced by Aberdeen Asset Management Inc. ("AAMI"). Deutsche Bank AG ("Deutsche"), the ultimate parent of DIMA Inc., has completed the transaction contemplated by the Sale and Purchase Agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its United Kingdom and Philadelphia-based asset management businesses and related assets (the "Sale"), which included the fixed income unit within DIMA Inc. that was responsible for sub-advising a portion of the Fund's assets. As a result of the closing of the Sale, the sub-advisory contract between Delaware Management Company ("DMC"), the Fund's investment manager, and DIMA Inc. has terminated, and the portfolio managers and other key employees of the fixed income unit previously within DIMA Inc. responsible for sub-advising a portion of the Fund have become employees of AAMI, a subsidiary of Aberdeen. Therefore, AAMI has replaced DIMA Inc. and has begun sub-advising its portion of the Fund's assets pursuant to a sub-advisory contract between DMC and AAMI, approved by the Board of Trustees and by the shareholders of the Fund at a special meeting of shareholders held on December 20, 2005.

In connection with AAMI's appointment as a sub-adviser, AAMI replaces DIMA Inc. throughout the section of the Fund's prospectuses entitled "Profile: Optimum Fixed Income Fund - What are the Fund's main investment strategies?" In addition, the following replaces the information in the third and fourth paragraphs of the section of the Fund's prospectuses entitled "Who manages the Funds? - Fixed Income Fund":

AAMI, a U.S. registered investment adviser since 1995 and a wholly-owned subsidiary of Aberdeen Asset Management PLC, provides a full range of investment advisory services to institutional and retail clients. As of September 30, 2005, AAMI had approximately $1.45 billion in assets under management. AAMI's headquarters are located at 1735 Market Street, Philadelphia, PA 19103. AAMI has held its Fund responsibilities since December 2005.

A team of portfolio managers, led by Gary W. Bartlett - CIO for AAMI's Active Fixed Income team, is primarily responsible for the day-to-day management of AAMI's share of the Fund's assets. In addition to Mr. Bartlett, the team includes Warren S. Davis, Thomas J. Flaherty, J. Christopher Gagnier, Daniel R. Taylor and Timothy C. Vile. Each member of this team is a Senior Portfolio Manager and has been with AAMI since December 2005. Prior to December 2005, each member of this team was a Managing Director of Deutsche Investment Management Americas Inc. Mr. Bartlett and his team have held their Fund responsibilities since the Fund's inception.

In addition, the composite performance table in the section of the Fund's prospectuses entitled "Appendix: Sub-advisers' past performance - Fixed Income Fund, Deutsche Investment Management Americas Inc. doing business as Scudder Investments" is deleted in its entirety.

On December 6, 2005, the Board of Trustees of Optimum Fund Trust unanimously voted to approve changes to the investment strategies of Optimum Fixed Income Fund to permit the Fund to invest in credit default swaps. The following changes are effective as of 60 days after the date of this Supplement.

The following information replaces, in its entirety, the third paragraph in the section entitled "What are the Fund's main investment strategies?" under "Profile: Optimum Fixed Income Fund" in the Fund's prospectuses:

The Fund may also invest in high yield securities ("junk bonds") rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund's goal, the Fund may also invest in futures, options, credit default swaps and other derivatives.

The following replaces the information in the section entitled "Derivatives Risk" under "More information about the Funds' risk" in the Fund's prospectuses:

Derivatives Risk - A derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, credit default swaps and forward contracts are examples of derivatives. A Fund's investments in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Fund's total return, and it is possible for a Fund's losses on a derivative to exceed its investment. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, interest rate or index. These types of transactions will be used for a number of reasons, including: to manage a Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Fund's overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities ("hedging"); and as a cash management tool. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. However, a lack of correlation between the value of a derivative and the assets being hedged could render a Fund's hedging strategy unsuccessful and could result in losses. To the extent that a Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Optimum International Fund

At a special meeting of shareholders held on December 20, 2005, the Fund's shareholders approved a new sub-advisory contract between Alliance Capital Management L.P. ("AllianceBernstein") and Delaware Management Company ("DMC"), the Fund's investment manager. The new sub-advisory contract went into effect on December 21, 2005, and the prior interim sub-advisory contract between AllianceBernstein and DMC has been terminated. As of December 21, 2005, DMC will begin paying AllianceBernstein sub-advisory fees under the terms of the new sub-advisory contract, and DMC will no longer waive a portion of its management fee in connection with AllianceBernstein providing sub-advisory services to the Fund at no cost pursuant to the prior interim sub-advisory contract.

Optimum Large Cap Value Fund

At a special meeting of shareholders held on December 20, 2005, the Fund's shareholders approved a new sub-advisory contract between TCW Investment Management Company ("TCW") and Delaware Management Company ("DMC"), the Fund's investment manager. The new sub-advisory contract went into effect on December 21, 2005, and the prior interim sub-advisory contract between TCW and DMC has been terminated. As of December 21, 2005, DMC will begin paying TCW sub-advisory fees under the terms of the new sub-advisory contract.

Optimum Small Cap Value Fund

At a special meeting of shareholders held on December 20, 2005, the Fund's shareholders approved a new sub-advisory contract between The Killen Group, Inc. ("Killen") and Delaware Management Company ("DMC"), the Fund's investment manager. It is anticipated that Killen will begin serving as the third sub-adviser of the Fund in early- to mid-January 2006. Killen will sub-advise the Fund along with the Fund's two existing sub-advisers, Hotchkis and Wiley Capital Management, LLC and the Delafield Asset Management Division of Reich & Tang Asset Management, LLC.

In connection with Killen's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled "Profile: Optimum Small Cap Value Fund - What are the Fund's main investment strategies?"

What are the Fund's main investment strategies? Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a small-capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's goal, the Fund may also invest in foreign securities; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (the "Manager"), has selected Hotchkis and Wiley Capital Management, LLC ("H&W"), the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield") and The Killen Group, Inc. ("Killen") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, H&W employs a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Fund to value factors that the sub-adviser believes will lead to attractive risk-adjusted returns.

In managing its portion of the Fund's assets, Delafield considers factors including the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the sub-adviser's analysis, the sub-adviser may invest in financially troubled companies if the sub-adviser believes that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow will be considered attractive. Securities will also be assessed upon their earning power, stated asset value, and off the balance sheet values. Delafield intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

In managing its portion of the Fund's assets, Killen adheres to the principles of value investing, using a fundamental, bottom-up approach. Investment research is conducted and produced internally by Killen's own staff. Killen seeks to buy securities that it believes to be undervalued and that offer the potential for long-term capital gains. Generally, the sub-adviser's average holding period for securities is three to four years. Killen will typically hold approximately forty stocks in its portion of the Fund's assets.

In response to market, economic, political or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled "Who manages the Funds? - Small Cap Value Fund":

Small Cap Value Fund

Hotchkis and Wiley Capital Management, LLC ("H&W"), located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, was founded in 1980 and manages institutional and private accounts and mutual funds. As of March 31, 2005, H&W had over $22 billion in assets under management. H&W has held its Fund responsibilities since the Fund's inception.

George Davis, David Green, Joe Huber, Stan Majcher and Jim Miles are primarily responsible for the day-to-day management of H&W's share of the Fund's assets. Messrs. Green, Majcher and Miles are each currently a Principal and Portfolio Manager of H&W. Mr. Davis is a Principal, Portfolio Manager and Chief Executive Officer of H&W, and Mr. Huber is a Principal, Portfolio Manager and Director of Research of H&W. Messrs. Davis, Green, Huber, Majcher and Miles joined H&W in 1988, 1997, 2000, 1996 and 1995, respectively. The team has held their Fund responsibilities since the Fund's inception.

The Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), located at 600 Fifth Avenue, New York, New York 10020, has been in the asset management business since 1970. As of March 31, 2005, Delafield had over $626.2 million in assets under management. Delafield has held its Fund responsibilities since the Fund's inception.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of Delafield's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Reich & Tang Capital Management Group, a division of Reich & Tang Asset Management, LLC. They have been associated with Reich & Tang Asset Management, LLC since 1991 and have held their Fund responsibilities since the Fund's inception.

The Killen Group, Inc. ("Killen") is an independently owned value manager located at 1189 Lancaster Avenue, Berwyn, PA 19312 in suburban Philadelphia. Killen was founded in 1982 and manages private accounts and mutual funds. As of March 31, 2005, The Killen Group had over $457 million in assets under management. Killen has held its Fund responsibilities since January 2006.

Lee S. Grout, CFA, and Robert E. Killen are primarily responsible for the day-to-day management of Killen's share of the Fund's assets. Mr. Grout is Vice President and Head of Investment Research at Killen, which he joined in 1997. Mr. Killen is Chairman, CEO and founder of Killen. Messrs. Grout and Killen have held their Fund responsibilities since January 2006.

In addition, the following is added to the section of the Fund's prospectuses entitled "Appendix: Sub-advisers' past performance - Small Cap Value Fund, The Killen Group, Inc.":
The Killen Group, Inc.
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Berwyn Fund	16.91%	14.87%	18.98%	11.26%	11.35%	5/4/84
Russell 2000 Value Index	9.79%	11.48%	15.42%	14.28%	13.39%	--

The performance information provided by The Killen Group, Inc. ("Killen") is for the Berwyn Fund, which is managed substantially similarly to the Optimum Small Cap Value Fund and which Killen believes is the most appropriate measure of its small cap value investment record. Performance for the Berwyn Fund has been calculated in accordance with the requirements of the SEC. The Berwyn Fund is a no-load mutual fund and, as such, does not have a sales charge. Killen has managed the Berwyn Fund since its inception.

This Supplement is dated December 29, 2005.